SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant      |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Drummond Financial Corporation
                (Name of Registrant as Specified in Its Charter)



    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

|_|    No fee required.
|_|    Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:
       2)     Form, Schedule or Registration Statement No.:
       3)     Filing Party:
       4)     Date Filed:

                         DRUMMOND FINANCIAL CORPORATION
                              6 Rue Charles-Bonnet
                            1206 Geneva, Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held On January 14, 2000

To Our Shareholders:

The Annual Meeting of Shareholders of Drummond Financial Corporation, a Delaware corporation (the "Company"), will be held at 53 route de Malagnou, 1208 Geneva, Switzerland, on Friday, January 14, 2000 at 10:00 a.m. local time for the purposes of:

     . Electing one Class I director of the Company to hold office until his successor is elected and qualified.

     . All other matters that properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on November 26, 1999 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company, c/o 53 route de Malagnou, 1208 Geneva, Switzerland.

                                          By Order of the Board of Directors

                                          Michael J. Smith
                                          Secretary

Geneva, Switzerland
December __, 1999

If you do not expect to be present at the meeting, please fill in, date and sign the enclosed proxy and return it promptly in the enclosed return envelope.

                         DRUMMOND FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         Annual Meeting Of Shareholders
                         To Be Held On January 14, 2000


                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Drummond Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Friday, January 14, 2000, or any adjournments thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are being first sent to Shareholders on or about December __, 1999. Any shareholder giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received by the Company prior to the time of the Annual Meeting. The expense of making the solicitation will consist of preparing and mailing the proxies and proxy statements and the charges and expenses of brokerage houses and other custodians, nominees, or fiduciaries for forwarding documents to security owners.

Please  sign,  date and return  your proxy to  Drummond  Financial  Corporation,
Attention: Michael J. Smith, 6 Rue Charles-Bonnet, 1206 Geneva, Switzerland, using the pre-addressed envelope.


                                  VOTING RIGHTS

The shareholders of record of the Company's outstanding $0.01 par value common shares (the "Common Stock"), and Series 1, Preferred Stock (the "Preferred Stock") at the close of business on November 26, 1999 (the "Record Date"), are entitled to vote on matters to come before the meeting. On that date, there were issued and outstanding 2,718,600 shares of Common Stock held by approximately 35 shareholders of record. Each share of Common Stock is entitled to one vote on each matter submitted to vote.

As of the Record Date, there were 3,000,000 shares of Preferred Stock outstanding, all of which was owned by MFC Bancorp Ltd. ("MFC Bancorp"). Under the Certificate of Incorporation, if any person or group controls more than 47.9% of the voting power of the Company, then each share of Preferred Stock has one vote per share on all matters. Since MFC Bancorp Ltd. controls 1,344,250 shares (49.4%) of Common Stock through its ownership of Ballinger Corporation ("Ballinger") and Constable Investments Ltd. ("Constable"), at the Annual Meeting, the Preferred Stock has one vote per share on all matters subject to a shareholder vote. Since MFC Bancorp is the sole owner of the Preferred Stock, at the Annual Meeting it will have voting rights to 4,344,250 shares or 76.0% of the voting power at the Annual Meeting.

A quorum of the shareholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the number of votes entitled to be cast. A plurality of the votes present in person or represented by proxy is required for the election of directors. Stockholders do not have cumulative voting rights in the election of directors. The officers and directors of the Company and the Company's largest shareholder, Ballinger, Constable and MFC Bancorp intend to vote their shares of Common Stock and Preferred Stock (which together constitute 76.0% of the votes eligible to be cast at the Annual Meeting) in favor of the nominees for director.

A majority of the stockholders present or represented at the Annual Meeting, whether or not a quorum is present, may vote to adjourn the Annual Meeting without notice other than as announced at the Annual Meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

If the enclosed proxy is properly executed and received by the Company, the shares represented thereby will be voted in accordance with the instructions specified therein. If no specific instructions are given, the shares represented by the proxy will be voted for the election of the nominee for director as described in this Proxy Statement.

                              ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Initially, Class I directors were elected to serve for one year, Class II directors for two years and Class III directors for three years. Successors to the class of directors whose term expires at any annual meeting shall be elected for three year terms. The term of the Class I director, Mr. Young Soo Ko, expires at the Annual Meeting, and accordingly, he is to be elected to the Board of Directors for a three-year term to serve until the annual meeting of stockholders following the fiscal year ending June 30, 2002, or until his successor is elected and qualified.

Mr. Ko has indicated that he is willing and able to serve as a director. If for any unforeseen cause he should decline or be unable to serve, the proxies will be voted to fill such vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

Directors

The following table sets forth information regarding each nominee for election as director and each director whose term of office will continue after the Annual Meeting:


      Name                                 Position with the Company               Age           Term Expires
Michael J. Smith                   President, Chief Executive Officer, Chief        51               2000
                                   Financial Officer, Secretary and Director
Young Soo Ko                                       Director                         42               1999
Oq-Hyun Chin (1)(2)                                Director                         61               2001

(1)    Member of Audit Committee
(2)    Member of Stock Option and Compensation Committee


Michael J. Smith. Mr. Smith was appointed as a director in March 1995, and served as Chairman of the Board until May 26, 1995, at which time he was appointed President and Chief Executive Officer. In June 1995, Mr. Smith also assumed the duties of Chief Financial Officer. He is officer and director of Ballinger Corporation, the Company's largest shareholder. He was a Trustee of Mercer International, Inc. ("MII") and was the Executive Vice President, Chief Financial Officer and Secretary of MII from 1988 to 1996. Mr. Smith was one of the founders of Prentiss Howard Group, a company organized in 1979 which assists domestic and international companies with investments, mergers and acquisitions. Mr. Smith is also President and a director of MFC Bancorp, which owns all of the outstanding shares of Ballinger Corporation and all of the outstanding shares of Preferred Stock of the Company.

Young Soo Ko. Mr. Ko was appointed a director on June 30, 1999. He has been a Managing Director of Sung Sim Services Ltd., a Hong Kong company that acts as agent and representative of manufacturers in handling their raw material supply and export of finished goods, since 1991. Mr. Ko is also a director of Ichor Corporation.

Oq-Hyun Chin. Mr. Chin was appointed a director in November 1997. He has been an advisor on foreign investment to the City of Weihai, Shandong Province, People's Republic of China since April 1993. From April 1990 until March 1993, he was an advisor to Art Group Architects and Engineers, Ltd. From 1967 to 1987, he worked in executive and managerial positions with banks and investment companies in Seoul, Korea.

Meetings of the Board

The Board held no meeting(s) in fiscal 1999. The Board formally acted five times in fiscal year 1999 through written consents. Non-employee directors are entitled to an annual retainer of $6,000 and do not receive additional compensation for attending meetings of the Board. Since there were no meetings in fiscal 1999, the retainer was not paid to the non-employee directors. Employee directors receive no compensation for attending meetings of the Board. The directors also receive periodic grants of stock options issued under the Company's 1993 Stock Option Plan, although no options were granted in fiscal 1999.

Committees of the Board

Audit Committee. Mr. Chin is the sole member of the Audit Committee, which oversees the financial controls of the Company and interfaces with the Company's outside auditors to monitor the compliance by the Company with financial disclosure laws and regulations. This committee did not meet during fiscal year 1999.

Stock Option and Compensation Committee. Mr. Chin and Mr. Roy Zanatta, a former director who resigned from the Board in June 1999, comprised the Stock Option and Compensation Committee during 1999. This Committee is charged with developing and monitoring the Company's executive compensation and stock option activities. This committee did not meet during fiscal year 1999. Mr. Chin is the sole member of this Committee currently.


Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon the Company's review of the reports filed with the Securities and Exchange Commission ("SEC") by the Company's current and former officers, directors and 10 percent shareholders for the period July 1, 1998 to June 30, 1999, the Company believes that all such required reports were filed on a timely basis.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information concerning total compensation earned or paid during the 1999 fiscal year to the Chief Executive Officer, the Company's current executive officers who received in excess of $100,000 in salary and bonus in fiscal 1999 and the Company's Chief Executive Officer (collectively, the "Named Executive Officers").

Summary Compensation Table

                                                                                                    Options
               Name and Principal Position                      Year           Salary          Number of Shares
-------------------------------------------------------     -----------   ---------------  --------------------
Michael J. Smith (1)                                            1999            ---             ---
       President, Chief Executive Officer and Chief             1998            ---             ---
       Financial Officer                                        1997            ---             ---

-----------
(1)    Mr. Smith did not receive any compensation  from the Company for services as an  executive  officer in fiscal  1997,  1998 and 1999.  Mr. Smith did however  receive the $6,000 annual fee for service as a director in 1997.
       Mr. Smith declined to accept the grant of stock options for 25,000 shares of Common  Stock  which are  automatically  granted  to each  nonemployee director upon appointment to the Board of Directors.


Stock Options

       There was no grants of stock options to the Named Executive Officers during the year ended June 30, 1999.

       At June 30, 1999, no stock options were held by any Named Executive Officer.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the information with respect to Common Stock and Preferred Stock ownership of each person known by the Company to own beneficially more than 5% of the shares of the Common Stock or Preferred Stock, each of the Named Executive Officers, each director, and all officers and directors as a group. This does not include holders holding in "street" and "nominee" name. Except as noted, the persons named have sole voting and investment power with respect to all of the shares of Common Stock and Preferred Stock owned by them.

                                                               Number of Shares
                                                              Beneficially Owned
                Name and Address                           Directly or Indirectly               Percent of Class
                                                       Preferred              Common

Gibralt Holdings Ltd.
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia V6E 2K3                                            558,150                  20.5%

Ballinger Corporation
700 West Georgia Street, Suite 1900
Vancouver, British Columbia V7Y 1G5                                            940,900                  26.8

MFC Bancorp Ltd.
6 Rue Charles-Bonnet
1206 Geneva, Switzerland                               3,000,000             1,344,250(1)               76.0

Constable Investments Ltd.
8 Queensway House
Queen Street
St. Helier, Jersey
Channel Islands JF2 4WD                                                        308,350                  11.3

Michael J. Smith
6 Rue Charles-Bonnet
1206 Geneva, Switzerland                               3,000,000(2)          1,344,250(2)               76.0

Oq-Hyun Chin
3, 4/7L, Kyung An Bldg.
831-28 Yeoksam-Dong
Kanynam-Ku
Seoul, Korea                                                                         0                   0

Young Soo Ko
Room 1202, 12/F Wing On Centre
111 Connaught- Road
Central, Hong Kong                                                                   0                   0
All Directors and Officers as a group
(3 persons)                                            3,000,000(2)          1,344,250(2)               76.0
------------
(1)    MFC  Bancorp  is  the  sole  shareholder  of  Ballinger  Corporation  and
       Constable  Investments  Ltd.  and,  pursuant  to the rules of the SEC, is deemed to be the indirect  beneficial owner of all of the shares owned by
       Ballinger Corporation.

(2)    Includes the 940,900  shares of Common Stock owned  directly by Ballinger
       Corporation  and the 308,350  shares of Common  Stock owned by  Constable
       Investments Ltd., for which Mr. Smith serves as an officer and sole director, and indirectly by MFC Bancorp, and the 3,000,000 shares of Preferred Stock owned directly by MFC Bancorp, for which Mr. Smith serves as President and a director, and of which shares Mr. Smith is deemed to be the indirect beneficial owners pursuant to the rules of the SEC. Mr.
       Smith disclaims beneficial ownership of all of such shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with MFC Bancorp

During the years ended June 30, 1998 and 1999, the Company paid an aggregate of $600,000 and $600,000, respectively, in fees to MFC Bancorp Ltd. and Logan International Corp. for accounting and administrative services provided to the Company and reimbursement for office expenses. During 1999, the Company paid $300,000 in dividends on its preferred stock to a subsidiary of MFC Bancorp Ltd. and collected $300,000 in dividends on preferred stock from another subsidiary of MFC Bancorp Ltd.

                                  ANNUAL REPORT

The Company's Annual Report which contains audited financial statements for the fiscal year ended June 30, 1999 accompany or have preceded the mailing of this Proxy Statement. Upon the written request of any person who represents in such request that such person is an owner of record of the Company's shares on the Record Date, the Company will send such person, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended June 30, 1999, including financial statements, which the Company has filed with the SEC. Upon written request and payment of a copying charge of $0.20 per page, the Company will also furnish to any such shareholder a copy of the exhibits to the Annual Report on Form 10-K. The written request must be directed to the attention of Michael J. Smith, Secretary of the Company, 6 Rue Charles-Bonnet, 1206 Geneva, Switzerland. Such reports are not part of the Company's soliciting material.

                                  OTHER MATTERS

The Company has received no notice of any other items submitted for consideration at the meeting except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval. The Board of Directors neither knows of, nor contemplates, any other business to be presented for action by the shareholders at the meeting.

The next annual meeting is expected to be held during January 2001. Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy materials by July 31, 2000. In addition, a shareholder proposal received by the Company, which is presented otherwise than in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, will be considered untimely if received after November 1, 2000, and the Company will have discretionary authority to vote its proxies with respect to any such proposal.

                                          By Order of the Board of Directors


                                          Michael J. Smith
                                          Secretary
Geneva, Switzerland
December __, 1999

Please complete, date, and sign the enclosed proxy and return it promptly in the enclosed reply envelope.

DRUMMOND  FINANCIAL  CORPORATION

PROXY

For the Annual General Meeting
To Be Held On Friday, January 14, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY. Revoking any such prior 6 Rue Charles-Bonnet appointment, the undersigned, a shareholder of Drummond Financial Corporation hereby 1206 Geneva, Switzerland appoints Michael
J. Smith attorney and agent of the undersigned, with full power of substitution, to vote all shares of the Common Stock of the undersigned in said Corporation at the Annual Meeting of Shareholders of said Corporation to be held at Route De Malagnou 53, 1208 Geneva, Switzerland on January 14, 2000 at 10:00 A.M. local time and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

       This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted FOR the following proposal:

Proposal 1.   Election of the Board of Directors:

                                          FOR |_|           WITHHOLD VOTE |_|

               Nominee:  Young Soo Ko

     (Instruction: to withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.)

    -----------------------------------------------------------------------



With respect to the transaction of such other business as may properly come before the Meeting, Proxyholder, in his sole discretion, will vote the proxy as he may see fit. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope. Your name and address are shown as registered -- please notify the Company of any change in your address.



____________________________________________
Print Name

Please sign exactly as name appears.

Dated ______________________________________, 1999/2000


____________________________________________
Signature

____________________________________________
Signature if held jointly